UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 25, 2024
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 25, 2024, the Company held its Annual and Special Meeting of Shareholders (the “Meeting”). There were 338,123,177 shares of common stock represented at the Meeting. At the Meeting, the Company’s shareholders voted as follows on the matters set forth below:

1.Election of Directors. All seven of the directors named in the management proxy circular were elected to serve as directors of the Company, to hold office in each case until the next annual meeting of shareholders or until his or her successor is duly elected or appointed, based upon the following votes:

Director	For	Withheld	Broker Non-Votes
Philip Brace	226,606,506	39,264,057	72,252,542
Michael A. Daniels	190,158,008	77,004,356	70,960,741
Lisa Disbrow	250,697,034	16,465,330	70,960,741
John J. Giamatteo	250,859,357	16,303,904	70,959,844
Richard Lynch	241,036,329	25,985,939	71,100,837
Lori O’Neill	254,121,625	13,041,634	70,959,846
Wayne Wouters	246,814,693	20,347,668	70,964,744
2.Re-appointment of Independent Auditors. The re-appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company as described in the management proxy circular was approved, based upon the following votes:

For	Withheld	Broker Non-Votes
326,547,841	11,575,261	3
3.Approval of Amended Equity Incentive Plan. The resolution on the amendment and restatement of the Company’s Equity Incentive Plan as described in the management proxy circular was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
211,019,535	54,764,276	1,379,441	70,959,853
4.Advisory Vote on Executive Compensation. The advisory resolution on executive compensation as described in the management proxy circular was approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
139,203,043	125,277,513	2,682,696	70,959,853

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	June 25, 2024	By:	/s/ Phil Kurtz
			Name:	Phil Kurtz
			Title:	Chief Legal Officer and Corporate Secretary